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                     CLASS A, CLASS B AND CLASS C SHARES OF

                           AIM STRATEGIC INCOME FUND

                         Supplement dated March 3, 2003
                     to the Prospectus dated March 3, 2003

The Board of Trustees of AIM Investment Funds ("AIF") unanimously approved, on February 6, 2003, an Agreement and Plan of Reorganization ("Plan") pursuant to which AIM Strategic Income Fund ("Strategic Income"), a series of AIF, would transfer all of its assets to AIM Income Fund ("Income Fund"), a series of AIM Investment Securities Funds. As a result of the transaction, shareholders of Strategic Income would receive shares of Income Fund in exchange for their shares of Strategic Income, and Strategic Income would cease operations.

The investment objective of Income Fund is similar to that of Strategic Income. Income Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal. Income Fund seeks to meet its objective by investing primarily in fixed-rate corporate debt and U.S. and non-U.S. Government obligations. Strategic Income's primary objective is high current income, with a secondary objective of growth of capital. Strategic Fund seeks to meet its objective by investing primarily in debt securities, including mortgage-backed and asset-backed securities, of issuers in the United States and developed and developing countries, i.e., those that are in the initial stages of their industrial cycles.

The Plan requires approval of Strategic Income shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in June 2003. If the Plan is approved by shareholders of Strategic Income and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

Effective on or about May 1, 2003, it is anticipated that Strategic Income will be closed to new investors.